UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    ---------


                                   FORM 8-K/A

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report [Date of Earliest Event Reported] September 30, 1997




                     Commission File Number    0-15266



                 BIO-REFERENCE LABORATORIES, INC. AND SUBSIDIARY
             (Exact name of registrant as specified in its charter)



              New Jersey                                    22-2405059
            (State or other jurisdiction of              (I.R.S. Employer
            incorporation or organization)              Identification No.)



            481 Edward H. Ross Drive
            Elmwood Park, New Jersey                     07407-3118
            (Address of principal executive offices)        (Zip code)



Registrant's telephone number, including area code:       (201) 791-2600
                                                       ---------------------

Item 7.  Financial Statements, Pro Forma Financial Information

BIO-REFERENCE LABORATORIES, INC. AND SUBSIDIARY
PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
[UNAUDITED]
------------------------------------------------------------------------------




The following pro forma condensed combined balance sheet as of July 31, 1997, and the condensed combined statements of operations for the year ended October 31, 1996 and the nine months ended July 31, 1997, give effect to the following:

On September 30, 1997, Bio-Reference Laboratories, Inc. [the "Company"] completed the sale of certain assets of its GenCare Division ["GenCare"] to an unrelated third party, IMPATH, Inc. ["IMPATH"]. GenCare provided oncology and hematology laboratory testing services to hospitals, hematologists and oncologists in the New York metropolitan area and Florida. The assets sold included GenCare customer lists, any Company rights to the "GenCare" Tradename, certain patient records and rights under a Reagant Purchase and Equipment Rental Contract and under a laboratory Testing Service Agreement.
The Company retained the rights to the Tradename "GenPath."

The disposition  will be effective  September 30, 1997 for accounting  purposes.
The operations of GenCare will be included in the Company's results of operations thru September 30, 1997.

In connection with the business disposition, the Company, certain of its officers and key employees agreed for a 30-month period not to compete with IMPATH with respect to certain defined areas of the GenCare business. The Company will continue to market tumor pathology testing services under the name "GenPath" to urology, gastroenterology and obstetric and gynecology physician clients. The GenCare business sold accounted for less than 8% of the Company's annual net revenues for its most recent fiscal year.

The $6 million purchase price was determined in arms-length negotiations between the parties based in part on GenCare's billings to restricted Customers for Restricted Tests [as defined in the Agreement and Bill of Sale] during the three-month period ended June 30, 1997. The purchase price included a $4.6 million cash payment made at the closing with an additional $700,000 to $1.4 million payable in semi-annual installments over a two-year period subject to certain conditions. The Company purchased GenCare in January 1995 for an aggregate 473,145 shares of its common stock and approximately $235,000 in principal amount of its debentures.

The pro forma information is based on the historical financial statements of the Company and GenCare giving effect to the disposition and the assumptions and adjustments in the accompanying notes to the pro forma combined financial statements.

The pro forma condensed combined balance sheet assumes the disposition was consummated on July 31, 1997. The pro forma condensed combined statements of operations give effect to this transaction as if it had occurred at the beginning of the earliest period presented. The pro forma condensed combined financial statements are based on the historical financial statements of the Company and GenCare. These pro forma condensed combined financial statements may not be indicative of the results that actually would have occurred if the acquisition had taken place on the dates indicated.

The estimated gain on disposal of $3,133,760 will be included in the income of the company within 12 months following the transaction, but is not considered in the pro forma income statements.

BIO-REFERENCE LABORATORIES, INC. AND SUBSIDIARY
PRO FORMA ADJUSTMENTS
------------------------------------------------------------------------------





[1]  To reflect  $6,000,000  purchase  price:  $4,600,000 in cash and $1,400,000 receivable in semi-annual installments over a two year period. The Company utilized $3,500,000 of cash to reduce the credit line note payable.

[2] To reflect the writedown of GenCare intangible assets as of the September 30, 1997, the disposition date.

[3] To reflect costs incurred due to the divestiture of GenCare. These include, but are not limited to, severance packages, bonus packages for signed non-competition agreements and retention of business, legal fees, audit fees and new and old forms disposal.

[4] Stock issuance related to the original acquisition of GenCare [Second and final measurement periods]

[5] To remove net income and expenses directly attributable to the GenCare divested business.

[6] To reflect interest expense saving resulting from the $3,500,000 reduction in the credit line of approximately $26,000 per month and interest income earned of approximately $2,700 per month on $1,100,000 in bank money market and certificate of deposit accounts.

BIO-REFERENCE LABORATORIES, INC. AND SUBSIDIARY
------------------------------------------------------------------------------


PRO FORMA CONDENSED COMBINED BALANCE SHEET
[UNAUDITED]
------------------------------------------------------------------------------



                                                            Pro Forma
                                              July 31,      Adjustments       Pro Forma
                                               1 9 9 7     For Disposal      As Adjusted
Assets:
Current Assets:
  Cash                                      $  1,218,498   $  1,100,000[1]  $  2,318,498
  Cash - Restricted                              852,000             --          852,000
  Accounts Receivable - Net                   13,952,434             --       13,952,434
  Inventory                                      501,726             --          501,726
  Other Current Assets                           465,708      1,400,000[1]     1,865,708
  Certificates of Deposits - Restricted        3,556,250             --        3,556,250
                                            ------------   ------------     ------------

  Total Current Assets                        20,546,616      2,500,000       23,046,616
                                            ------------   ------------     ------------

Property, Plant and Equipment                  2,981,559             --        2,981,559

Less: Accumulated Depreciation                 1,573,117             --        1,573,117
                                            ------------   ------------     ------------

  Total Property, Plant and Equipment - Net    1,408,442             --        1,408,442
                                            ------------   ------------     ------------

Other Assets:
  Certificates of Deposit - Restricted           123,750             --          123,750
  Due from Related Party                         219,318             --          219,318
  Deposits                                       187,574             --          187,574
  Goodwill [Net of Accumulated Amortization
   of $948,792]                                3,010,112     (1,519,237)[2]    1,490,875
  Deferred Charges [Net of Accumulated
   Amortization of $1,700,174]                 3,942,254       (391,559)[2]    3,550,695
  Other Assets                                   341,037             --          341,037
                                            ------------   ------------     ------------

  Total Other Assets                           7,824,045     (1,910,796)       5,913,249
                                            ------------   ------------     ------------

  Total Assets                              $ 29,779,103   $    589,204     $ 30,368,307
                                            ============   ============     ============



The Accompanying Notes are an Integral Part of Pro Forma These Financial Statements.

                                        3

BIO-REFERENCE LABORATORIES, INC. AND SUBSIDIARY
------------------------------------------------------------------------------


PRO FORMA CONDENSED COMBINED BALANCE SHEET
[UNAUDITED]
------------------------------------------------------------------------------



                                                             Pro Forma
                                               July 31,      Adjustments       Pro Forma
                                               1 9 9 7     For Disposal      As Adjusted
Liabilities and Shareholders' Equity:
Current Liabilities:
  Accounts Payable                           $  2,362,907   $         --     $  2,362,907
  Salaries and Commissions Payable                811,368        711,500[3]     1,522,868
  Accrued Expenses                                324,790         80,000[3]       404,790
  Current Portion of Long-Term Debt               796,867             --          796,867
  Current Portion of Leases Payable               144,417             --          144,417
  Current Portion of Subordinated Notes           130,329             --          130,329
  Notes Payable                                10,852,000     (3,500,000)[1]    7,352,000
  Taxes Payable                                   176,757             --          176,757
                                             ------------   ------------     ------------

  Total Current Liabilities                    15,599,435     (2,708,500)      12,890,935
                                             ------------   ------------     ------------

Long-Term Liabilities:
  Long-Term Portion of Long-Term Debt             880,207             --          880,207
  Long-Term Portion of Leases Payable             284,956             --          284,956
                                             ------------   ------------     ------------

  Total Long-Term Liabilities                   1,165,163             --        1,165,163
                                             ------------   ------------     ------------

Shareholders' Equity:
  Preferred Stock, .10 Par Value; Authorized
   1,062,589 Shares, None Issued                       --             --               --

  Senior Preferred Stock, $.10 Par Value,
   Authorized 604,078 Shares, Issued and
   Outstanding 504,078 Shares                          --             --               --

  Common Stock, $.01 Par Value; Authorized
   18,333,333 Shares, Issued and Outstanding
   7,115,280 Shares                                71,153            541[4]        71,694

  Additional Paid-In Capital                   22,845,046        163,403[4]    23,008,449

  Accumulated Deficit                          (9,541,117)     3,133,760       (6,407,357)
                                             ------------   ------------     ------------

  Totals                                       13,375,082      3,297,704       16,672,786
  Less: Deferred Compensation                    (360,577)            --         (360,577)
                                             ------------   ------------     ------------

  Total Shareholders' Equity                   13,014,505      3,297,704       16,312,209
                                             ------------   ------------     ------------

  Total Liabilities and Shareholders'Equity  $ 29,779,103   $    589,204     $ 30,368,307
                                             ============   ============     ============



The Accompanying Notes are an Integral Part of These Pro Forma Financial Statements.

                                         4

BIO-REFERENCE LABORATORIES, INC. AND SUBSIDIARY
------------------------------------------------------------------------------


PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
[UNAUDITED]
------------------------------------------------------------------------------




                                        Nine months ended Pro Forma
                                         July 31,      Adjustments       Pro Forma
                                          1 9 9 7     For Disposal      As Adjusted

Net Revenue                            $ 29,064,409   $ (2,116,523)[5] $ 26,947,886
                                       ------------   ------------     ------------

Cost of Services:
  Depreciation                              286,370             --          286,370
  Employee Related Expenses               6,467,929       (231,818)[5]    6,236,111
  Reagents and Lab Supplies               3,513,617       (220,118)[5]    3,293,499
  Other Cost of Services                  4,180,300       (149,809)[5]    4,030,491
                                       ------------   ------------     ------------

  Total Cost of Services                 14,448,216       (601,745)      13,846,471
                                       ------------   ------------     ------------

  Gross Profit on Revenues               14,616,193     (1,514,778)      13,101,415
                                       ------------   ------------     ------------

General and Administrative Expenses:
  Depreciation and Amortization             549,235        (93,981)[5]      455,254
  Other General and Administrative
   Expenses                               8,505,267       (225,802)[5]    8,279,465
  Bad Debt Expense                        3,986,739       (505,486)[5]    3,481,253

  Total General and Administrative
   Expenses                              13,041,241       (825,269)      12,215,972
                                       ------------   ------------     ------------

  Operating Income                        1,574,952       (689,509)         885,443
                                       ------------   ------------     ------------

Other [Income] Expenses:
  Interest Expense                          834,145       (234,000)[6]      600,145
  Interest Income                          (202,191)       (24,000)[6]      226,191
                                       ------------   ------------     ------------

  Other [Income] Expenses - Net             631,954       (258,000)         373,954
                                       ------------   ------------     ------------

Income Before Taxes                         942,998       (431,509)         511,489

  Provision for Income Taxes                 52,632             --           52,632
                                       ------------   ------------     ------------

  Net Income                           $    890,366   $   (431,509)    $    458,857
                                       ============   ============     ============

  Net Income Per Share                 $        .15                    $        .07
                                       ============                    ============

  Weighted Average Number of Shares
   Outstanding                            6,571,947                       6,571,947
                                       ============                    ============



The Accompanying Notes are an Integral Part of These Pro Forma Financial Statements.


BIO-REFERENCE LABORATORIES, INC. AND SUBSIDIARY
------------------------------------------------------------------------------


PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
[UNAUDITED]
------------------------------------------------------------------------------



                                             Year ended      Pro Forma
                                             October 31,    Adjustments       Pro Forma
                                               1 9 9 6     For Disposal      As Adjusted

Net Revenues                                $ 35,125,878   $ (2,188,446)[5] $ 32,937,432
                                            ------------   ------------     ------------

Cost of Services:
  Depreciation and Amortization                  378,694             --          378,694
  Employee Related Expenses                    8,503,156       (432,081)[5]    8,071,075
  Reagents and Laboratory Supplies             4,430,381       (226,460)[5]    4,203,921
  Other Cost of Services                       4,824,164       (199,745)[5]    4,624,419
                                            ------------   ------------     ------------

  Total Cost of Services                      18,136,395       (858,286)      17,278,109
                                            ------------   ------------     ------------

  Gross Profit                                16,989,483     (1,330,160)      15,659,323
                                            ------------   ------------     ------------

General and Administrative Expenses:
  Depreciation and Amortization                  655,192       (125,308)[5]      529,884
  Other General and Administrative Expenses   10,761,548       (419,969)[5]   10,341,579
  Provision for Doubtful Accounts              4,285,807       (312,451)[5]    3,973,356
  Expenses of Abandoned Acquisition               90,700             --           90,700

  Total General and Administrative
   Expenses                                   15,793,247       (857,728)      14,935,519
                                            ------------   ------------     ------------

  Income from Operations                       1,196,236       (472,482)         723,804
                                            ------------   ------------     ------------

Other [Income] Expense:
  Interest Expense                               840,811       (312,000)[6]      528,811
  Interest and Other Income                     (288,395)       (32,000)[6]     (320,395)
                                            ------------   ------------     ------------

  Other Expense - Net                            552,416       (344,000)         208,416
                                            ------------   ------------     ------------

  Income Before Income Taxes                     643,820       (128,432)         515,388

Provision for Income Taxes                        51,862             --           51,862
                                            ------------   ------------     ------------

  Net Income                                $    591,958   $   (128,432)    $    463,526
                                            ============   ============     ============

  Net Income Per Share                      $        .10                    $        .08
                                            ============                    ============

  Average Number of Shares Outstanding         6,166,156                       6,166,516
                                            ============                    ============


The Accompanying Notes are an Integral Part of These Consolidated Pro Forma Financial Statements.

SIGNATURE
------------------------------------------------------------------------------





Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      Bio-Reference Laboratories, Inc.
                                      (Registrant)



Dated: November 20, 1997              By: /s/ Sam Singer
                                              --------------
                                          Sam Singer
                                          Chief Financial and Accounting Officer